EXHIBIT 99

                                  PRESS RELEASE

For further information contact:    William K. Beauchesne
                                    Executive Vice President and
                                    Chief Financial Officer

                                    (703) 633-6120
                                    wbeauchesne@vcbonline.com

For immediate release:              VIRGINIA COMMERCE BANCORP, INC. REPORTS
                                    RECORD FIRST QUARTER EARNINGS AND
                                    TOPPING $400 MILLION IN ASSETS

         ARLINGTON,   VA.  APRIL  17,  2001.  Virginia  Commerce  Bancorp,  Inc.
(NASDAQ-VCBI) today reported record first quarter earnings of $937,637, an increase of 50.6% over 2000 first quarter earnings of $622,563. On a diluted per share basis, first quarter 2001 earnings were $.40 compared to $.27 for first quarter 2000, an increase of 48.2%.

         Net interest income for the first quarter of $4,000,355 was up 30.8%, compared with $3,058,912 for the same period last year, primarily due to continued strong loan volume. Non-interest income of $879,989 represented an 80.8% increase over the prior year's first quarter level of $486,669 largely due to a 115.9% increase in fees and net gains on mortgage loans held-for-sale. Non-interest expense of $3,188,840 increased 30.9% over the $2,434,758 reported for the first quarter 2000 due to continued branch expansion and higher levels of commissions paid for new loan originations.

         Total assets as of March 31, 2001, were $410,476,141, up 36.4% over $300,987,752 a year earlier. Deposits grew similarly over the same period with a 34.6% increase from $255,136,843 to $343,448,360. Loans, net of allowance for loan losses, rose 43.2% to $314,869,321.

         Peter A. Converse, President and Chief Executive Officer, commented, "Strong loan volume, both in the Bank's portfolio and in the number of residential mortgages originated and sold, continues to drive record earnings despite lower interest rates and the impact of ongoing expansion on overhead. The Company is particularly pleased with its continued strong growth and exceeding $400 million in assets in the first quarter."

         Virginia Commerce Bancorp, Inc. is the parent company of Virginia Commerce Bank, a full-service community bank headquartered in Arlington, with twelve branches and two mortgage lending offices serving Northern Virginia.

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
                                         VIRGINIA COMMERCE BANCORP, INC.
                                           Consolidated Balance Sheets


                                                                  MARCH 31, 2001              MARCH 31, 2000
----------------------------------------------------------------------------------------------------------------
ASSETS
  Cash and due from banks                                    $           25,627,404      $           14,155,348
  Securities (fair value $55,800,568 and                                 55,671,708                  47,658,610
     $47,106,847)
  Federal funds sold                                                      5,000,000                  10,407,000
  Loans, net of allowance for loan                                      314,869,321                 219,846,791
    losses of $3,074,154 and $2,034,685
  Bank premises and equipment, net                                        5,840,451                   5,722,869
  Accrued interest receivable                                             1,994,938                   1,728,032
  Other assets                                                            1,472,319                   1,469,102
----------------------------------------------------------------------------------------------------------------
  Total Assets                                               $          410,476,141      $          300,987,752
----------------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS EQUITY
  Deposits:
    Demand                                                   $           53,435,611      $           42,863,226
    NOW , money market and savings accounts                             115,814,524                  92,035,400
    Time, $100,000 and over                                              66,978,904                  44,976,045
    Other time deposits                                                 107,219,321                  75,262,172
----------------------------------------------------------------------------------------------------------------
  Total Deposits                                             $          343,448,360      $          255,136,843
----------------------------------------------------------------------------------------------------------------

  Securities sold U/A repurchase                             $           34,370,614      $           23,704,544
  Other borrowed funds                                                    7,900,000                   2,900,000
  Accrued interest payable                                                1,446,001                     732,772
  Other liabilities                                                         958,481                     475,505
----------------------------------------------------------------------------------------------------------------
  Total Liabilities                                          $          388,123,456      $          282,949,664
----------------------------------------------------------------------------------------------------------------

STOCKHOLDERS EQUITY:
  Preferred stock, $5 par,
    1,000,000 authorized of which
    none have been issued                                    $                    0      $                    0
  Common stock, $1.00 par,
    5,000,000 shares authorized,
       2,165,687 and 1,968,985 issued and outstanding                     2,165,687                   1,968,985
  Surplus                                                                13,648,064                  11,090,938
  Retained earnings                                                       6,413,457                   5,605,129
  Accumulated other comprehensive income (loss) *                           125,477                    (626,964)
----------------------------------------------------------------------------------------------------------------
  Total Stockholders Equity                                  $           22,352,685      $           18,038,088
----------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY                    $          410,476,141      $          300,987,752
----------------------------------------------------------------------------------------------------------------
* Representing unrealized gains (losses) on securities available-for-sale.

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
                                         VIRGINIA COMMERCE BANCORP,INC.
                                        Consolidated Statements of Income

QUARTER AND YEAR-TO-DATE ENDED MARCH 31,                               2001                        2000
----------------------------------------------------------------------------------------------------------------
INTEREST INCOME
  Interest and fees on loans                                 $            7,039,456      $            4,774,702
  Interest on investment securities:
    U.S. Treasury securities and agency obligations                         763,634                     716,857
    Other securities                                                         30,240                      18,763
  Interest on federal funds sold                                            214,022                      91,564
  Interest on deposits with other banks                                         534                      34,881
----------------------------------------------------------------------------------------------------------------
  Total Interest Income                                      $            8,047,886      $            5,636,767
----------------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
  Deposits                                                   $            3,571,475      $            2,347,934
  Securities sold under agreement to repurchase and
   fed funds purchased                                                      334,137                     177,032
  Other borrowed funds                                                      141,919                      52,889
----------------------------------------------------------------------------------------------------------------
  Total Interest Expense                                     $            4,047,531      $            2,577,855
----------------------------------------------------------------------------------------------------------------
    NET INTEREST INCOME                                                   4,000,355                   3,058,912
  Provision for loan losses                                                 270,000                     165,000
----------------------------------------------------------------------------------------------------------------
  Net Interest Income after Provision for Loan Losses        $            3,730,355      $            2,893,912
----------------------------------------------------------------------------------------------------------------

NON-INTEREST INCOME
  Service charges and other fees                             $              305,092      $              217,589
  Fees and net gains on mortgage loans held-for-sale                        563,604                     261,065
  Other                                                                      11,293                       8,015
----------------------------------------------------------------------------------------------------------------
  Total Non-Interest Income                                  $              879,989      $              486,669
----------------------------------------------------------------------------------------------------------------

NON-INTEREST EXPENSE
  Salaries and employee benefits                             $            1,819,607      $            1,328,791
  Occupancy expense                                                         535,288                     477,086
  Data Processing                                                           220,502                     175,325
  Other operating expense                                                   613,443                     453,556
----------------------------------------------------------------------------------------------------------------
  Total Non-Interest Expense                                 $            3,188,840      $            2,434,758
----------------------------------------------------------------------------------------------------------------
  Income Before Taxes on Income                              $            1,421,504      $              945,823
----------------------------------------------------------------------------------------------------------------
  Provision for income taxes                                                483,867                     323,260
----------------------------------------------------------------------------------------------------------------
  NET INCOME                                                 $              937,637      $              622,563
----------------------------------------------------------------------------------------------------------------

  Earnings per common share, basic                           $                 0.43      $                 0.29
  Earnings per common share, diluted                         $                 0.40      $                 0.27

  Average common shares outstanding:
    Basic                                                                 2,165,687                   2,165,687
    Diluted                                                               2,338,556                   2,309,702
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